UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 4, 2010
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

13024 Ballantyne Corporate Place, Suite 900, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On May 5, 2010, Lance, Inc. (the “Company”) issued a press release announcing the results from its 2010 Annual Meeting of Stockholders. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on May 4, 2010. Proxies were solicited from holders of 32,045,863 outstanding shares of Common Stock as of the close of business on February 24, 2010, as described in the Company’s Proxy Statement dated March 26, 2010.
At the meeting, stockholders elected the three directors named below. The votes cast with respect to each director were as follows:

Director Name	Votes For	Votes Withheld	Non Votes
David V. Singer	25,935,701	590,662	2,122,848
Dan C. Swander	25,772,532	753,832	2,122,848
S. Lance Van Every	25,734,285	792,079	2,122,848
The Directors will hold office until the next annual meeting of stockholders in 2013.
At the meeting, the stockholders approved the amendments adopted by the Board of Directors to the Lance, Inc. 2007 Key Employee Incentive. This proposal received 16,881,534 votes for, 8,998,698 withheld votes and 646,132 abstentions. There were 2,122,848 non-votes.
Also at the meeting, the stockholders ratified the appointment of KPMG LLP as independent public accountants for 2010 fiscal year. This proposal received 27,776,995 votes for, 816,743 withheld votes and 55,473 abstentions.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated May 4, 2010, announcing results from the 2010 Annual Meeting of Stockholders.
The information furnished as exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: May 10, 2010	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
May 4, 2010	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated May 5, 2010, announcing results from the 2010 Annual Meeting of Stockholders.